Docusign Envelope ID: 7C2EBBB3-C3DE-49F9-BE87-99BE0AB5193D
NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANIES. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PROMISSORY NOTE
Base Principal Amount: $1,932,312.40 Transitory OID: $712,583.601
Initial Principal Amount: $2,644,896.00

Issue Date: December 16, 2024
WHEREAS, as of July 19, 2023, Precision Metal Works, Inc. (“PMW”), a second-tier wholly- owned subsidiary of Live Ventures Incorporated (the “Company”), PMW Affiliated Holdings, LLC (“Affiliated Holdings”), a first-tier wholly-owned subsidiary of the Company, and the Company entered into that certain Stock Purchase Agreement (the “SPA”), the counter-parties to which are The Richard Stanley Family Trust and The John Locke Family Trust, Precision Metal Works, Inc. (collectively, the “Trusts”);
WHEREAS, in connection with the transactions contemplated by the SPA, PMW was contingently obligated to tender certain earn-out payments (the “Earn-out Payments”) to the Trusts;
WHEREAS, in connection with the transactions contemplated by the SPA, PMW entered into a Certain Secured Subordinated Promissory Note in favor of each of the Trusts that bore interest at the rate of 8% per annum with a maturity date of July 28, 2028 (collectively, the “PMW Notes”), the obligations and performance of each of which is guaranteed (the “Guarantees”) by the Company;
WHEREAS, the Trusts commenced litigation against the Company to enforce their putative rights under the Guarantees (the “Litigation”);
WHEREAS, as of the Issue Date hereof, the aggregate balance of principal, interest, and fees owing under the PMW Notes is $2,644,896 (the “Current PMW Notes Obligations”);
WHEREAS, as of the Issue Date hereof, the Company and the Trusts settled their respective claims under the Litigation (the “Litigation Settlement”) for an aggregate payment by the Company to the Trusts in the discounted amount of $1,907,312.00.40, inclusive of outstanding interest owed

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Docusign Envelope ID: 7C2EBBB3-C3DE-49F9-BE87-99BE0AB5193D
under the PMW Notes and legal fees incurred by the Trusts (collectively, the “PMW Notes Settlement
1 The Transitory Original Issue Discount (the “Transitory OID”) represents the difference between the Current PMW Notes Obligations and the Litigation Settlement Amount.

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Amount”) in full and final satisfaction of (i) the obligations memorialized by the PMW Notes and
(ii) the collateral extinguishment of the Earn-out Provisions in favor of the Trusts;
WHEREAS, in conjunction with the Litigation Settlement, the Company will also satisfy the third- party claim of a former consultant to PMW through a discounted payment to him in the amount of
$25,000.00 (the “Third-party Settlement Amount” with the PMW Notes Settlement Amount, collectively, the “Litigation Settlement Amount”);
WHEREAS, as of the Issue Date hereof, Isaac Capital Group, LLC (“ICG”), of which Jon Issac, the Company’s President and Chief Executive Officer, is the Managing Member, has tendered an amount equivalent to the Base Principal Amount to the Company, such that the Company contemporaneously has tendered the Litigation Settlement Amount into a third-party escrow in connection with the Litigation Settlement;
WHEREAS, prior to the Issue Date hereof, ICG entered into a series of negotiations with the Trusts for a purchase of the PMW Notes in connection with what became the Litigation Settlement;
WHEREAS, although ICG and the Trusts reached an agreement in principle as to the economic and related components of ICG’s purchase of the PMW Notes and the various transactions related thereto, ICG and the Trusts were unable to reach a final agreement as to the specific form of the proposed purchase and assignment transaction (the “Pre-litigation Settlement Negotiations”);
WHEREAS, in connection with the Pre-litigation Settlement Negotiations, the Trusts required that the form of the Litigation Settlement provide that the Litigation Settlement Amount would be tendered to the Trusts directly by the Company, rather than directly by ICG;
WHEREAS, it is the intention of ICG that the terms and structure of this Promissory Note substantially mirror a transaction in which ICG purchased the PMW Notes from the Trusts through a payment of the Litigation Settlement Amount directly to them (a “Direct Purchase Transaction”), rather than ICG having advanced funds to the Company for its payment of the Litigation Settlement Amount to the Trusts;
WHEREAS, the Company is in agreement that the terms and structure of this Promissory Note substantially mirror a Direct Purchase Transaction, pursuant to which ICG would have directly purchased the PMW Notes and become the assignee thereof; and
WHEREAS, as set forth hereinbelow, subject to the terms and provisions contained herein, until the first anniversary of the Issue Date hereof (the “Transitory OID Period”), the Company may tender to ICG an amount equivalent to the Base Principal Amount, plus all accrued and unpaid interest on the unpaid Initial Principal Amount (which includes the Transitory OID) and all other amounts payable under this Note, as full satisfaction of its obligations hereunder.
NOW, THEREFORE, FOR VALUE RECEIVED, the Company, a Nevada corporation with its principal place of business at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, hereby unconditionally promises to pay to the order of ICG, a Delaware limited liability company, at 505 E. Windmill Ln, Ste 1C #295, Las Vegas, Nevada 89123, or at such other place as ICG hereof may from time to time designate in writing to the Company, the Initial Principal Amount (which

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includes the Transitory OID in the amount of seven hundred twelve thousand five hundred eighty-three and 60/100ths Dollars ($712,583.60) (the “Loan”), together with all accrued interest thereon, as provided in this Promissory Note (this “Note”).

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The Company Covenants and Agrees with ICG as follows:
1.Payment of Indebtedness. The Company will pay the indebtedness evidenced by this Note as provided herein. All amounts due hereunder shall be payable in lawful money of the United States, and all or any portion thereof may be prepaid at any time or from time to time without premium, penalty, or advance notice. Notwithstanding the foregoing, if, after the Issue Date hereof, the Company is sold, merged, or consolidated with another business entity or is reorganized or recapitalizes, the aggregate unpaid Initial Principal Amount (which includes the Transitory OID) of the Loan, all accrued and unpaid interest, and all other amounts payable under this Note immediately shall become due and payable; provided, however, that, if such event shall occur during the Transitory OID Period, then the Base Principal Amount (which does not include the Transitory OID), all accrued and unpaid interest on the unpaid Initial Principal Amount (which includes the Transitory OID), and all other amounts payable under this Note immediately shall become due and payable (either event, the “Mandatory Pre-payment Event.”).
2.Maturity Date Hereof. Absent the occurrence and continuation of an Event of Default (as hereinafter defined) or a Mandatory Pre-payment Event, the sum of the Initial Principal Amount (which includes the Transitory OID) and all accrued and unpaid interest thereon and other amounts payable under this Note shall be due and payable not later than 12:00 noon Pacific Standard Time on December 17, 2029 (the “Maturity Date”).
3.Interest.
(a)Interest Rate. The principal amount outstanding under this Note from time to time shall bear interest at twelve percent (12%) per annum (the “Interest Rate”).
(b)Computation of Interest. All computations of interest hereunder shall be made on the basis of a year of 365/366 days, as the case may be, and the actual number of days elapsed. Interest shall begin to accrue on the Loan on the Issue Date hereof. For any portion of the Loan that is repaid, interest shall not accrue on the date on which such payment is made.
(c)Interest Rate Limitation. If, at any time, the Interest Rate payable on the Loan shall exceed the maximum rate of interest permitted under applicable law, such Interest Rate shall be reduced automatically to the maximum rate permitted.
(d)Payments of Interest. Interest shall be payable herein on the then-unpaid Initial Principal Amount (which includes the Transitory OID) on a monthly basis, in arrears, commencing on January 2, 2025, and continuing on the first Business Day of each month thereafter.
4.Payment Mechanics.
(a)Manner of Payment. All payments hereunder shall be made in US dollars. Such payments shall be made by wire transfer of immediately available funds to ICG’s account at a bank specified by ICG in writing to the Company from time to time.

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Docusign Envelope ID: 7C2EBBB3-C3DE-49F9-BE87-99BE0AB5193D
(b)Application of Payments. All payments shall be applied, first, to fees or charges outstanding under this Note, second, to accrued interest, and, third, to principal outstanding under this Note.
5.Representations and Warranties. The Company represents and warrants to ICG as follows:

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(a)Existence. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Nevada. The Company has the requisite power and authority to own, lease, and operate its property, and to carry on its business.
(b)Compliance with Law. The Company is in compliance with all laws, statutes, ordinances, rules, and regulations applicable to or binding on the Company, its property, and business.
(c)Power and Authority. The Company has the requisite power and authority to execute, deliver, and perform its obligations under this Note.
(d)Authorization; Execution and Delivery. The execution and delivery of this Note by the Company and the performance of its obligations hereunder have been duly authorized by all necessary corporate action in accordance with applicable law. The Company has duly executed and delivered this Note.
6.Events of Default. The occurrence and continuance of any of the following shall constitute an “Event of Default” hereunder:
(a)Failure to Pay. The Company fails to pay any amount due by the Initial Maturity Date.
(b)Breach of Representations and Warranties. Any representation or warranty made by the Company to ICG herein contains an untrue or misleading statement of a material fact as of the date made.
(c)Bankruptcy; Insolvency.
(i)The Company institutes a voluntary case seeking relief under any law relating to bankruptcy, insolvency, reorganization, or other relief for debtors.
(ii)An involuntary case is commenced seeking the liquidation or reorganization of the Company under any law relating to bankruptcy or insolvency, and such case is not dismissed or vacated within sixty (60) days of its filing.
(iii)The Company makes a general assignment for the benefit of its creditors.
(iv)The Company is unable, or admits in writing its inability, to pay its debts as they become due.
(v)A case is commenced against the Company or its assets seeking attachment, execution, or similar process against all or a substantial part of its assets, and such case is not dismissed or vacated within sixty (60) days of its filing.
(d)Failure to Give Notice. The Company fails to give the notice of Event of Default specified in Section 7.
7.Notice of Event of Default. As soon as possible after it becomes aware that an Event of Default has occurred, and in any event within two (2) Business Days2, the Company shall notify ICG

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2 A “Business Day” is any day other than a Saturday, Sunday, or any other day on which banks are permitted or required to be closed in Las Vegas, Nevada.

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in writing of the nature and extent of such Event of Default and the action, if any, it has taken or proposes to take with respect to such Event of Default.
8.Remedies. Upon the occurrence and during the continuance of an Event of Default, the aggregate unpaid Initial Principal Amount (which includes the Transitory OID) of the Loan, all accrued and unpaid interest, and all other amounts payable under this Note immediately shall become due and payable.
9.Pre-payment. At any time or from time to time after the Issue Date hereof and provided that no Event of Default has occurred, the Company may repay any or all of the Initial Principal Amount (which includes the Transitory OID), any accrued and unpaid interest, and any other amounts payable under this Note without penalty or notice.
10.Expenses. The Company shall reimburse ICG on demand for all reasonable out-of-pocket costs, expenses, and fees, including the reasonable fees and expenses of counsel, incurred by ICG in connection with the enforcement of ICG’s rights hereunder.
11.Notices. All notices and other communications relating to this Note shall be in writing and shall be deemed given upon the first to occur of (x) deposit with the United States Postal Service or overnight courier service, properly addressed and postage prepaid; (y) transmittal by electronic communication (including email, internet, or intranet websites, or facsimile properly addressed (with written acknowledgment from the intended recipient such as “return receipt requested” function, return e-mail, or other written acknowledgment); or (z) actual receipt by an employee or agent of the other party. Notices hereunder shall be sent to the following addresses, or to such other address as such party shall specify in writing:
(a)If to the Company:
Live Ventures Incorporated
325 E. Warm Springs Road, Suite 102 Las Vegas, Nevada 89119
Attention: Chief Financial Officer E-mail: dverret@liveventures.com
(b)If to ICG:
Isaac Capital Group LLC
505 E. Windmill Ln, Ste 1C #295 Las Vegas, Nevada 89123 Attention: Managing Member
E-mail: j.isaac@isaac.com
12.Governing Law. This Note and any claim, controversy, dispute, or cause of action (whether in contract, tort, or otherwise) based on, arising out of, or relating to this Note and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Nevada without regard for any principals of conflicts of laws.
13.Disputes.
(a)Submission to Jurisdiction.

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(i)The Company irrevocably and unconditionally (A) agrees that any action, suit, or proceeding arising from or relating to this Note may be brought in the courts of the State of Nevada sitting in Clark County, and in the United States District Court for the Nevada and
(B) submits to the exclusive jurisdiction of such courts in any such action, suit, or proceeding. Final judgment against the Company in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(ii)Nothing in this Section 13(a) shall affect the right of ICG to bring any action, suit, or proceeding relating to this Note against the Company or its properties in the courts of any other jurisdiction.
(iii)Nothing in this Section 13(a) shall affect the right of ICG to serve process upon the Company in any manner authorized by the laws of any such jurisdiction.
(b)Venue. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, (i) any objection that it may now or hereafter have to the laying of venue in any action, suit, or proceeding relating to this Note in any court referred to in Section 13(a), and (ii) the defense of inconvenient forum to the maintenance of such action, suit, or proceeding in any such court.
(c)Waiver of Jury Trial. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.
14.Successors and Assigns. This Note may be assigned or transferred by ICG to any individual, corporation, company, limited liability company, trust, joint venture, association, partnership, unincorporated organization, governmental authority, or other entity.
15.Integration. This Note constitutes the entire contract between the Company and ICG with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto.
16.Amendments and Waivers. No term of this Note may be waived, modified, or amended, except by an instrument in writing signed by the Company and ICG. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.
17.No Waiver; Cumulative Remedies. No failure by ICG to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The rights, remedies, and powers herein provided are cumulative and not exclusive of any other rights, remedies, or powers provided by law.

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18.Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or render such term or provision invalid or unenforceable in any other jurisdiction.
19.Counterparts. This Note and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all of which taken together

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shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (“pdf” or “tiff” or any other electronic means that reproduces an image of the actual executed signature page) format shall be as effective as delivery of a manually executed counterpart of this Note.
20.Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in this Note shall be deemed to include electronic and digital signatures and the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures and paper-based recordkeeping systems, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001-7031), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. Law §§ 301-309), and any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the Company has executed this Note as of the Issue Date hereof.
LIVE VENTURES INCORPORATED

By:         Name: David Verret
Title:    Chief Financial Officer
ACKNOWLEDGED AND ACCEPTED ON THE ISSUE DATE BY:
ISAAC CAPITAL GROUP, LLC

By:         Name: Jon Isaac
Title:    Managing Member

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